Execution Version

Exhibit 10.4

AMENDMENT NO. 3 TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”)  entered into and effective as of July 11, 2016 (the “Effective Date”) is by and among Callon Petroleum Company, a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), the Lenders party hereto (as defined below), and JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) and as an issuing lender (in such capacity, the “Issuing Lender”).

RECITALS

A.The Borrower is party to that certain Fifth Amended and Restated Credit Agreement dated as of March 11, 2014 among the Borrower, the financial institutions party thereto from time to time, as lenders (the “Lenders”), the Administrative Agent and the Issuing Lender (as amended by that certain Amendment No. 1 to Fifth Amended and Restated Credit Agreement dated June 11, 2014 and that certain Amendment No. 2 to Fifth Amended and Restated Credit Agreement dated October 8, 2014, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.Certain financial institutions not previously party to the Credit Agreement (each a “New Lender”) have agreed to become a party to the Credit Agreement as Lenders pursuant to the terms hereof.

C.The Lenders party to the Credit Agreement prior to the effectiveness of this Amendment (the “Existing Lenders”) wish to reallocate the Commitments pursuant to the terms hereof in order to allow the New Lenders to acquire an interest in the Commitments and in order to effect such reallocation, the Existing Lenders have agreed to assign certain percentages of their rights and obligations under the Credit Agreement as Lenders to the New Lenders pursuant to the terms hereof.

D.Subject to the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement as provided herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement (as amended hereby), unless expressly provided to the contrary.

Section 2.Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  The words “hereof”,  “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.Amendments to Credit Agreement.

(a)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions to read as follows:

“Fee Letter” means that certain fee letter agreement dated February 13, 2014 among JPMCB, J.P. Morgan Securities LLC, and the Borrower and each other fee letter agreement entered into from time to time among JPMCB, J.P. Morgan Securities LLC, and the Borrower with respect to this Agreement and the transactions contemplated herein..

“Forecasted Production” means the anticipated production volumes attributable to Proven Reserves of the Borrower and its Subsidiaries as reflected in the most recent Engineering Report delivered to the Administrative Agent pursuant to Section 5.06(c) (or the most recent quarterly Engineering Report delivered to the Administrative Agent in the event that the Borrower elects to deliver Engineering Reports on a quarterly basis; provided that at least one such Engineering Report each fiscal year shall be an Independent Engineering Report), after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Engineering Report and, at the election of the Borrower, any net reserve revisions to the extent that (i) the anticipated production volumes attributable to Proven Reserves have increased or decreased by an aggregate amount of 5% or more as a result of such net reserve revisions (the “Pro Forma Reserve Revisions”), and (ii) the Borrower has delivered to the Administrative Agent an updated Internal Engineering Report or other supporting information satisfactory to the Administrative Agent which reasonably demonstrates the basis for such Pro Forma Reserve Revisions.

(b)	Section 6.14 of the Credit Agreement is hereby amended by amending and restating clauses (b)(ii) and (iii) thereof to read as follows:

(ii)as of the date such Hedge Contract is executed, when aggregated with all other Hedge Contracts in effect on any date of determination (other than puts or floors for which there exists no deferred obligation to pay the related premium or other purchase price and basis differential swaps), would not cause the aggregate notional volume per month for each of crude oil and natural gas, calculated separately, under all Hedge Contracts then in effect to exceed (A) eighty five percent (85%) of Forecasted Production for any month during the first and second year of the forthcoming five year period, and (B) seventy five percent (75%) of Forecasted Production for any month during the third, fourth and fifth years of the forthcoming five year period;

(iii)in addition to Hedge Contracts under Section 6.14(b)(ii), in connection with a proposed acquisition of Oil and Gas Properties or Equity Interests of a Person owning Oil and Gas Properties (a “Proposed Acquisition”), the Borrower or any Subsidiary may also enter into incremental Hedge Contracts with respect to the reasonably anticipated projected production from the Oil and Gas Properties subject of the Proposed Acquisition so long as: (A) the Borrower or a Subsidiary has signed a definitive acquisition agreement in connection with a Proposed Acquisition; (B) the aggregate notional volume per month for each of crude oil and natural gas, calculated separately, associated with such incremental Hedge Contracts do not exceed (1) eighty five percent (85%) of anticipated production volumes attributable to Proven Reserves associated with the Oil and Gas Properties subject of such Proposed Acquisition for any month during the first and second year of the forthcoming five year period, and (2) seventy five percent (75%) of anticipated production volumes attributable to Proven Reserves associated with the Oil and Gas Properties subject of such Proposed Acquisition for any month during the third, fourth and fifth years of the forthcoming five year period (in each case, as forecast based upon the reserve report for the Oil and Gas Properties subject of such Proposed Acquisition which has been delivered to the Administrative Agent) and (C) the aggregate notional volume of crude oil and natural gas covered under all such incremental Hedge Contracts shall not exceed 30% of the aggregate notional volume of crude oil and natural gas that would otherwise be permitted to be covered under Section 6.14(b)(ii) without giving effect to such Proposed Acquisition; provided that, the Borrower shall promptly terminate or unwind such incremental Hedge Contracts if (x) the Borrowing Base Utilization Percentage exceeds 85% at any time prior to the closing of such Proposed Acquisition (provided that, such maximum percentage shall be increased to 90% if the aggregate notional volume of crude oil and natural gas covered under all such incremental Hedge Contracts does not exceed 20% of the aggregate notional volume of crude oil and natural gas that would otherwise be permitted to be covered under Section 6.14(b)(ii) without giving effect to such Proposed Acquisition), (y) sixty (60) days have passed since the specified closing date set forth in the definitive acquisition agreement for such Proposed Acquisition was entered into, or (z) three (3) days have passed since the termination of the definitive acquisition agreement for such Proposed Acquisition;

(c)	Schedule I to the Credit Agreement (Pricing Grid) is hereby amended and restated in its entirety in the form attached hereto as Schedule I.

(d)	Schedule II to the Credit Agreement (Borrower, Administrative Agent, and Lender Information) is hereby amended and restated in its entirety in the form attached hereto as Schedule II.

Section 4.Borrowing Base Increase.  Effective as of the Effective Date, the Borrowing Base is hereby increased from $300,000,000.00 to $385,000,000.  Once effective, the new Borrowing Base amount shall remain in effect at that level until the Borrowing Base is redetermined or reduced in accordance with the Credit Agreement.

Section 5.New Lenders and Reallocation of Commitments.  The Lenders have agreed among themselves to reallocate the Commitments and to, among other things, allow the New Lenders to become parties to the Credit Agreement as Lenders by acquiring an interest in the Commitments.  Each of the Administrative Agent and the Borrower hereby consents to (a) the reallocation of the Commitments, and (b) each New Lender’s acquisition of an interest in the Commitments.  The assignments by the Existing Lenders necessary to effect the reallocation of the Commitments and the assumptions by the New Lenders necessary for such New Lenders to acquire such interests are hereby consummated pursuant to the terms and provisions of this Section 5 of this Amendment and Section 9.06 of the Credit Agreement, and the Borrower, the Administrative Agent and each Lender, including each New Lender, hereby consummates such assignment and assumption pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit A to the Credit Agreement as if each of them had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the Effective Date hereof); provided that any New Lender that is a

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Foreign Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to, and otherwise complied with all provisions of, Section 2.14(f) of the Credit Agreement.  On the Effective Date and after giving effect to such assignments and assumptions, the Commitments of each Lender shall be as set forth on Schedule II of the Credit Agreement, as amended by this Amendment.  Each Lender hereby consents and agrees to the Commitments as set forth opposite such Lender’s name on Schedule II to the Credit Agreement, as amended by this Amendment.  With respect to the foregoing assignments and assumptions, in the event of any conflict between this Section 5 of this Amendment and Section 9.06 of the Credit Agreement, this Section 5 of this Amendment shall control.  For purposes of the foregoing assignments, each of the Existing Lenders represents and warrants that it is not a Defaulting Lender.

Section 6.Representations and Warranties.  The Borrower and each Guarantor hereby represents and warrants that: (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Amendment, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the limited liability company, limited partnership, or corporate power and authority of the Borrower and each Guarantor and have been duly authorized by appropriate limited liability company, limited partnership or corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of the Borrower and each Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment;  and (f) the Liens under the Security Instruments are valid and subsisting and secure the Obligations, as amended hereby.

Section 7.Conditions to Effectiveness.  This Amendment shall become effective as of the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)	The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of:

(i.)	this Amendment, duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders;

(ii.)

a Note, duly and validly executed and delivered by duly authorized officers of the Borrower, payable to the order of each Lender in the amount of its Commitment after giving effect to Section 5 hereof;

(iii.)

copies, certified as of the Effective Date by a Responsible Officer or the secretary or an assistant secretary of the Borrower of (A) the resolutions of the board of directors of the Borrower approving this Amendment and the Loan Documents to which the Borrower is a party (or certifying that such resolutions have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (B) the articles or certificate of incorporation and the bylaws of the Borrower (or certifying that such documents have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (C) certificates of good standing and existence for the Borrower in the state, province or territory in which the Borrower is organized, which certificates shall be dated a date not earlier than 30 days prior to the date hereof, and (D) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment;

(iv.)

copies, certified as of the Effective Date by a Responsible Officer or the secretary or an assistant secretary of each Guarantor of (A) the resolutions of the board of directors (or other applicable governing body) of such Guarantor approving this Amendment and the Loan Documents to which such Guarantor is a party (or certifying that such resolutions have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (B) the articles or certificate (as applicable) of incorporation (or organization) and bylaws of such Guarantor (or certifying that such documents have not been amended or otherwise modified since the date they were previously delivered to the Administrative Agent), (C) certificates of good standing and existence for such Guarantor in the state, province or territory in which such Guarantor is organized, which certificates shall be dated a date not earlier than 30 days prior to the date hereof, and (D) all other documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment; and

(b)

Representations and Warranties.  The representations and warranties in this Amendment shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that

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already are qualified or modified by materiality in the text thereof) as of the date hereof except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date, and no Default shall have occurred and be continuing.

(c)

Consents, Licenses, Approvals, etc.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying that all consents, licenses and approvals required in accordance with applicable Legal Requirements, or in accordance with any document, agreement, instrument or arrangement to which the Borrower, any Guarantor or any of their respective Subsidiaries is a party, in connection with the execution, delivery, performance, validity and enforceability of this Amendment and the other Loan Documents have been obtained.  In addition, the Borrower, the Guarantors and their respective Subsidiaries shall have all such material consents, licenses and approvals required in connection with the continued operation of the Borrower, such Guarantors and such Subsidiaries and such approvals shall be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on this Amendment and the actions contemplated hereby.

(d)

No Proceeding or Litigation; No Injunctive Relief.  No action, suit, investigation or other proceeding (including the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered (i) in connection with (A) any of the Oil and Gas Properties or other Properties of the Borrower and its Subsidiaries which, in the Administrative Agent’s sole discretion, could reasonably be expected to result in a Material Adverse Change or (B) this Amendment or any transaction contemplated hereby or (ii) which, in any case, in the judgment of the Administrative Agent, could reasonably be expected to result in a Material Adverse Change.

(e)

Fees.  On the Effective Date, the Borrower shall have paid the fees required by the Fee Letter dated July 6, 2016 and all costs and expenses that have been invoiced not less than two (2) days prior to the Effective Date and are payable pursuant to Section 9.04 of the Credit Agreement, together with such additional amounts as shall constitute the Administrative Agent’s counsel’s reasonable estimate of expenses and disbursements to be incurred by such counsel in connection with the recording and filing of Mortgages and Uniform Commercial Code financing statements; provided, that, such estimate shall not thereafter preclude further settling of accounts between the Borrower and the Administrative Agent.

Section 8.Acknowledgments and Agreements.

(a)

The Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)

The Administrative Agent, the Issuing Lender, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Amendment shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Lender, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)

The Borrower, each Guarantor, Administrative Agent, the Issuing Lender and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Loan Documents, and the Guaranty, are not impaired in any respect by this Amendment.

(d)

From and after the date hereof, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment and the other documents executed pursuant hereto.  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

(e)

From and after the Effective Date, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of

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determining withholding Taxes imposed under FATCA, the Credit Agreement as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f)

Within thirty (30) days of the date hereof (or such later date as the Administrative Agent shall approve in its sole discretion), the Borrower shall deliver duly executed counterparts of Mortgages (or supplements thereto) which, together with all existing Mortgages delivered and in effect, is sufficient to grant to the Administrative Agent an Acceptable Security Interest on at least 80% of the PV 9 of all of the Borrower’s and the Guarantors’ Oil and Gas Properties constituting Proven Reserves  as evaluated in the most recently delivered Engineering Report.  The failure by the Borrower to comply with this Section 8(f) shall be an automatic Event of Default.

(g)

Within sixty (60) days of the date hereof (or such later date as the Administrative Agent shall approve in its sole discretion), the Borrower shall deliver such title information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent in form and substance, on at least 80% of the PV 9 of all of the Borrower’s and the Guarantors’ Oil and Gas Properties constituting Proven Reserves as evaluated in the most recently delivered Engineering Report.  The failure by the Borrower to comply with this Section 8(g) shall be an automatic Event of Default.

Section 9.Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 10.Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile or other electronic signature and all such signatures shall be effective as originals.

Section 11.Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 13.Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

Section 14.Entire Agreement.  THIS Amendment, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE OTHER LOAN DOCUMENTS, ANY TREASURY MANAGEMENT AGREEMENTS WITH A TREASURY MANAGEMENT BANK, AND ANY HEDGE CONTRACTS WITH SWAP COUNTERPARTIES, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:CALLON PETROLEUM COMPANY

By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
Chief Financial Officer, Senior Vice President and Treasurer

GUARANTOR:CALLON PETROLEUM OPERATING COMPANY

By:	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
Chief Financial Officer, Senior Vice President and Treasurer

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

ADMINISTRATIVE AGENT/
ISSUING LENDER/LENDER:	JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an
Issuing Lender, and a Lender

	By:	/s/ Anson Williams
	Name:	Anson Williams
	Title:	Authorized Signatory

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	REGIONS BANK

	By:	/s/ Michael Kutcher
	Name:	Michael Kutcher
	Title:	Assistant Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	THE BANK OF NOVA SCOTIA

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Robert James
	Name:	Robert James
	Title:	Director

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	CITIBANK, N.A.

	By:	/s/ Daniel A Davis
	Name:	Daniel A Davis
	Title:	SVP

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ George E. McKean
	Name:	George E. McKean
	Title:	Senior Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	SUNTRUST BANK

	By:	/s/ Chulley Bogle
	Name:	Chulley Bogle
	Title:	Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	BOKF, NA DBA BANK OF OKLAHOMA

	By:	/s/ John Krenger
	Name:	John Krenger
	Title:	Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	CIT BANK, N.A.

	By:	/s/ Zachary Holly
	Name:	Zachary Holly
	Title:	Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

	By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	IBERIABANK, N.A.

	By:	/s/ Tyler S. Thoem
	Name:	Tyler S. Thoem
	Title:	Senior Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)

LENDER:	WHITNEY BANK

	By:	/s/ William Jochetz
	Name:	William Jochetz
	Title:	Vice President

Signature page to

Amendment No. 3 to Fifth Amended and Restated Credit Agreement

(Callon Petroleum Company)